UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2014

PANACEA GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30424	33-0680443
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

330 Highway #7 East, Suite #502, Richmond Hill Ontario, Canada	L4B3P8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 450-6414

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01	Other Events.

On May 28, 2014, Panacea Global, Inc. (the “Company”) gave a presentation at SeeThruEquity’s 3rd Annual Microcap Investor Conference in New York City.  On May 29, 2014, the Company gave a presentation at the Marcum MicroCap Conference in New York City.  A copy of the PowerPoint slides using during these presentations is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit Number	Description
99.1	Corporate Overview Slides, Spring 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PANACEA GLOBAL, INC.

Date: June 17, 2014	By:	/s/ Mahmood Moshiri
Mahmood Moshiri Chief Executive Officer

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